UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21668

Cohen & Steers Alternative Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    October 31

Date of reporting period:    October 31, 2022

Item 1. Reports to Stockholders.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended October 31, 2022. The total returns for Cohen & Steers Alternative Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended October 31, 2022	Year Ended October 31, 2022
Cohen & Steers Alternative Income Fund:
Class Aa	–10.00%	–12.69%
Class C	–10.30%	–13.29%
Class I	–9.82%	–12.35%
Class R	–10.14%	–12.89%
Class Z	–9.82%	–12.35%
Blended Benchmark[b]	–10.79%	–15.03%
S&P 500 Index[b]	–5.50%	–14.61%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

[a]

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

[b]	For benchmark descriptions, see page 8.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Market Review

The 12-month period ended October 31, 2022 was a broadly difficult year for financial markets amid slowing growth, high inflation and rising interest rates. In the wake of massive global monetary and fiscal stimulus in response to pandemic-induced economic weakness, a combination of tight labor markets, strong consumer demand and supply chain bottlenecks pushed inflation to a 40-year high. The yield on the 10-year U.S. Treasury note rose sharply, from 1.6% at the start of the period to 4.1% at period end.

In early 2022 the U.S. Federal Reserve raised its fed funds rate for the first time since December 2018, eventually raising the rate to 3.25% during the period (and to a widely anticipated 4.0% level shortly after period end), while affirming its commitment to reining in inflation. The European Central Bank began to tighten policy as well, but signaled it would remain flexible in light of the potential impact of the war in Ukraine on Europe’s economy.

In this environment, the asset classes targeted by the Fund had negative returns to varying degrees. Preferreds had a significant absolute decline but held up somewhat better than more interest rate sensitive securities such as Treasuries and investment-grade corporate bonds. Global real estate stocks fell even more and underperformed broad stocks, despite real estate’s historical tendency to outperform during periods of high inflation. Global infrastructure stocks held up relatively well with a single-digit decline.

Fund Performance

The Fund had a negative total return in the period but outperformed its blended benchmark.

Preferred Securities

The macro headwinds rattling financial markets notwithstanding, fundamentals for issuers of preferreds remained generally solid. Banks, which are a substantial issuer of preferreds, reported earnings that continued to be encouraging from a credit perspective. Positive factors reported by banks included continued strong credit quality, loan growth, expanding net interest margins and better-than-expected trading activity revenues. And despite increased economic uncertainty, loan credit quality remained strong and bank management teams sounded upbeat on consumer and corporate balance sheets. Capital ratios declined modestly as excess capital was returned to shareholders in the form of large stock buybacks. Overall, however, banks’ capital ratios remained at high levels and well above regulatory minimums in the U.S. as well as Europe.

Bank preferreds slightly outperformed the preferreds component of the blended benchmark in the period. The Fund’s allocation to bank preferreds contributed to relative performance due to security selection. Within banking and in general, we favored higher-coupon, shorter duration securities that tended to outperform as bond yields rose.

The insurance sector modestly underperformed broader preferreds, although property & casualty insurance companies saw significant premium growth with the recovering economy and life insurers benefited from a declining overall Covid impact and from solid results in their investment portfolios. Security selection in insurance companies aided relative performance. Elsewhere, security selection in pipelines and real estate also helped performance, while security selection in the telecommunications sector detracted.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Global Real Estate

Global real estate stocks struggled in the period, as concerns about monetary tightening and higher debt costs drove a broad decline in listed assets, despite generally solid fundamentals for real estate companies (steady demand for most property types and limited new supply). Returns were negative across major regions, with Europe underperforming Asia Pacific and the U.S. amid more difficult macro headwinds. Stock selection in the Fund’s real estate allocation helped relative performance, led by outperformance in its U.S., Japan and Sweden holdings, which more than countered underperformance in its Australia and U.K. positions.

Global Listed Infrastructure

Infrastructure companies had a relatively modest decline compared to global stocks, helped by gains in the midstream energy sector, where high oil prices have driven improvements in throughput volumes and cash flows. Electric utilities and toll roads also advanced. Poor performers included the communications sector (mostly cell tower owners), where rising bond yields weighed heavily on high-growth, high-multiple stocks. The Fund’s infrastructure allocation outperformed the infrastructure component in the blended benchmark, aided by relatively favorable stock selection in the midstream energy, marine ports and gas distribution sectors. Stock selection in the electric and water utilities sectors hindered performance.

Alternative Income

Outside of these three main allocations, the Fund opportunistically invested in several out-of-benchmark stocks, including certain natural resource companies and master limited partnerships. These holdings had a modest collective gain in the period and contributed to the Fund’s relative performance.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, some of the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Overall, other currencies depreciated against the U.S. dollar. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a headwind for absolute returns.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts contributed to the Fund’s total return for the 12-month period ended October 31, 2022.

In an effort to enhance portfolio income, the Fund used options in the form of calls written on a portion of the portfolio’s holdings. The Fund also used “swaptions,” which are options to enter into interest-rate swap contracts with the intention of managing interest-rate risk; additionally, the Fund invested in binary options (currency and European index call options) with the intention of managing volatility in certain European holdings. The options, swaptions, and binary options did not have a material effect on the Fund’s total return for the 12-month period ended October 31, 2022.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Sincerely,

JON CHEIGH	VINCENT L. CHILDERS
Portfolio Manager	Portfolio Manager

BEN MORTON	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS	JEFF PALMA
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended October 31, 2022

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–16.62%[a]	–14.15%[c]	—	—	—
1 Year (without sales charge)	–12.69%	–13.29%	–12.35%	–12.89%	–12.35%
5 Years (with sales charge)	1.41%[a]	1.68%	—	—	—
5 Years (without sales charge)	2.35%	1.68%	2.71%	2.18%	2.71%
10 Years (with sales charge)	7.06%[a]	6.85%	—	—	—
10 Years (without sales charge)	7.55%	6.85%	7.93%	—	—
Since Inception (with sales charge)[d]	5.60%[a]	5.20%	—	—	—
Since Inception (without sales charge)[d]	5.89%	5.20%	6.26%	4.60%	5.14%

The Fund changed its investment objectives and principal investment strategies on July 1, 2019 and further modified the investment objectives, principal investment strategies and benchmark effective after the close of business on April 30, 2021. The performance above reflects returns achieved pursuant to different investment objectives and principal investment strategies than the investment objectives and strategies currently employed by the Fund. If the Fund’s current strategies had been in place prior to July 1, 2019 and April 30, 2021, as applicable, results shown would have been different.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2022 prospectus, supplemented on March 24, 2022, were as follows: Class A—1.67% and 1.01%; Class C—2.32% and 1.66%; Class I—1.32% and 0.66%; Class R—1.82% and 1.16%; and Class Z—1.32% and 0.66%. Through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

[a]	Reflects a 4.50% front-end sales charge.
[b]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[c]	Reflects a contingent deferred sales charge of 1.00%.
[d]	Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Benchmark Descriptions

The Fund changed its investment objectives and principal investment strategies on July 1, 2019 and further modified the investment objectives, principal investment strategies and benchmark effective after the close of business on April 30, 2021. The Linked Blended Benchmark consists of the Russell 1000 Value Index through June 30, 2019 and the blended benchmark consisting of 15% FTSE EPRA Nareit Developed Real Estate Index (Net), 15% Alerian MLP Index, 15% Dow Jones Brookfield Global Infrastructure Index, 10% S&P Global Natural Resources Index (Net), and 45% Preferred Blended Benchmark (consists of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index) through April 30, 2021 and the Blended Benchmark consisting of 50% Preferred Blended Benchmark (consists of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index), 30% Dow Jones Brookfield Global Infrastructure Index, and 20% FTSE EPRA Nareit Developed Real Estate Index (Net) thereafter. The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe in the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. The FTSE EPRA Nareit Developed Real Estate Index (Net) is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The Alerian MLP Index (Total Return) is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total Master Limited Partnership (MLP) float-adjusted market capitalization. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The S&P Global Natural Resources Index (Net) includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market, excluding $1000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022—October 31, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period[a] May 1, 2022— October 31, 2022
Class A
Actual (–10.00% return)	$1,000.00	$900.00	$4.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09

Class C
Actual (–10.30% return)	$1,000.00	$897.00	$7.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.89	$8.39

Class I
Actual (–9.82% return)	$1,000.00	$901.80	$3.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

Class R
Actual (–10.14% return)	$1,000.00	$898.60	$5.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

Class Z
Actual (–9.82% return)	$1,000.00	$901.80	$3.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

October 31, 2022 Top Ten Holdingsa (Unaudited)

Security	Value	% of Net Assets

American Tower Corp.	$1,696,265	2.6
Enbridge, Inc. (Canada)	1,225,007	1.8
TC Energy Corp. (Canada)	1,149,011	1.7
Prologis, Inc.	1,015,799	1.5
Vinci SA (France)	926,376	1.4
Sempra Energy	903,527	1.4
Cheniere Energy, Inc.	858,940	1.3
Digital Realty Trust, Inc.	817,840	1.2
SBA Communications Corp.	734,128	1.1
Crown Castle, Inc.	728,266	1.1

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as a percentage of the Fund’s total long-term investments and excludes derivative instruments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2022

		Shares	Value

CLOSED-END FUNDS	1.9%
GLOBAL INCOME	0.7%
PIMCO Dynamic Income Opportunities Fund		33,353	$442,594

MASTER LIMITED PARTNERSHIPS	0.7%
Kayne Anderson Energy Infrastructure Fund		48,910	434,321

U.S. GENERAL EQUITY	0.5%
Adams Diversified Equity Fund, Inc.		23,010	360,107

TOTAL CLOSED-END FUNDS (Identified cost—$1,267,359)			1,237,022

COMMON STOCK	49.3%
AIRPORTS—FOREIGN	0.5%
Aena SME SA 144A (Spain)[a,b]		1,928	227,022
Auckland International Airport Ltd. (New Zealand)[b]		29,932	133,999

			361,021

COMMUNICATIONS	6.2%
SATELLITES—FOREIGN	0.4%
SES SA (Luxembourg)		42,211	299,430

TOWERS	4.8%
American Tower Corp.		8,187	1,696,265
Crown Castle, Inc.		5,465	728,266
SBA Communications Corp.		2,720	734,128

			3,158,659

TOWERS—FOREIGN	1.0%
Cellnex Telecom SA 144A (Spain)[a]		20,503	670,675

TOTAL COMMUNICATIONS			4,128,764

CONSUMER—NON-CYCLICAL—AGRICULTURE	0.4%
Bunge Ltd.		2,900	286,230

ELECTRIC	2.3%
ALLETE, Inc.		3,917	220,410
Alliant Energy Corp.		4,518	235,704
CenterPoint Energy, Inc.		16,547	473,410
Evergy, Inc.		3,071	187,730
Eversource Energy		2,841	216,711
FirstEnergy Corp.		4,074	153,631

			1,487,596

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Shares	Value
ELECTRIC—FOREIGN	1.5%
Hydro One Ltd. 144A (Canada)[a]		6,492	$162,782
Kansai Electric Power Co., Inc./The (Japan)		19,500	147,796
National Grid PLC (United Kingdom)		61,521	669,118

			979,696

ENERGY—OIL & GAS—FOREIGN	1.0%
MEG Energy Corp. (Canada)[b]		13,625	203,722
Suncor Energy, Inc. (Canada)		13,750	472,951

			676,673

INFRASTRUCTURE—FOREIGN	0.3%
Atlas Arteria Ltd. (Australia)[c]		39,890	168,148

MARINE PORTS—FOREIGN	0.5%
COSCO SHIPPING Ports Ltd. (H shares) (China)		164,000	80,855
International Container Terminal Services, Inc. (Philippines)		17,760	53,019
Santos Brasil Participacoes SA (Brazil)		108,295	190,782

			324,656

MATERIALS	1.9%
METALS & MINING	0.2%
Alcoa Corp.		2,694	105,147

METALS & MINING—FOREIGN	1.7%
Agnico Eagle Mines Ltd. (Canada)		6,132	269,747
Anglo American PLC (South Africa)		10,010	299,442
BHP Group Ltd. (Australia)		17,699	422,959
Franco-Nevada Corp. (Canada)		1,220	150,741

			1,142,889

TOTAL MATERIALS			1,248,036

PIPELINES	3.6%
Cheniere Energy, Inc.		4,869	858,940
DT Midstream, Inc.[b]		7,346	438,556
Equitrans Midstream Corp.		10,818	91,088
ONEOK, Inc.		7,751	459,790
Targa Resources Corp.		6,044	413,228
Williams Cos., Inc./The		3,307	108,238

			2,369,840

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Shares	Value
PIPELINES—FOREIGN	5.1%
Enbridge, Inc. (Canada)		31,441	$1,225,007
Gibson Energy, Inc. (Canada)		9,993	170,542
Pembina Pipeline Corp. (Canada)		20,044	661,782
TC Energy Corp. (Canada)		26,159	1,149,011
Tidewater Renewables Ltd. (Canada)[b]		21,678	161,827

			3,368,169

RAILWAYS—FOREIGN	1.2%
Canadian Pacific Railway Ltd. (Canada)		1,507	112,343
Getlink SE (France)		5,454	86,400
Norfolk Southern Corp.		1,148	261,825
Qube Holdings Ltd. (Australia)		54,075	94,082
West Japan Railway Co. (Japan)		6,100	242,080

			796,730

REAL ESTATE	17.2%
DATA CENTERS	1.3%
Digital Realty Trust, Inc.		8,158	817,840
Equinix, Inc.		123	69,672

			887,512

DATA CENTERS—FOREIGN	0.0%
Digital Core REIT Management Pte. Ltd. (Singapore)		56,168	28,084

DIVERSIFIED—FOREIGN	2.5%
British Land Co., PLC/The (United Kingdom)		10,679	44,811
Capitaland Investment Ltd. (Singapore)		35,500	75,484
Charter Hall Group (Australia)		14,839	122,823
CK Asset Holdings Ltd. (Hong Kong)		14,500	80,169
Covivio (France)		480	25,710
Hang Lung Properties Ltd. (Hong Kong)		52,000	65,384
ICADE (France)		1,044	38,855
Ingenia Communities Group (Australia)		28,037	70,301
Mercialys SA (France)		6,123	53,037
Merlin Properties Socimi SA (Spain)		10,148	85,946
Mitsui Fudosan Co., Ltd. (Japan)		13,200	252,957
Nomura Real Estate Holdings, Inc. (Japan)		5,500	124,466
Nomura Real Estate Master Fund, Inc. (Japan)		96	109,432
Orix JREIT, Inc. (Japan)		81	108,676

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Shares	Value
Sun Hung Kai Properties Ltd. (Hong Kong)		17,500	$188,273
Tokyo Tatemono Co., Ltd. (Japan)		8,100	111,617
United Urban Investment Corp. (Japan)		88	93,033
Warehouses De Pauw CVA (Belgium)		831	21,336

			1,672,310

ELECTRIC—FOREIGN	0.2%
Daiwa House REIT Investment Corp. (Japan)		62	125,088

HEALTH CARE	1.0%
Healthcare Realty Trust, Inc. Class A		4,572	92,949
Healthpeak Properties, Inc.		2,525	59,918
Welltower, Inc.		8,816	538,129

			690,996

HEALTH CARE—FOREIGN	0.2%
Assura PLC (United Kingdom)		49,064	31,481
HealthCo REIT (Australia)		37,727	34,026
Parkway Life Real Estate Investment Trust (Singapore)		34,826	98,407

			163,914

HOTEL	0.6%
Host Hotels & Resorts, Inc.		19,624	370,501

INDUSTRIALS	1.8%
Americold Realty Trust, Inc.		8,182	198,413
Prologis, Inc.		9,172	1,015,799

			1,214,212

INDUSTRIALS—FOREIGN	1.0%
CapitaLand Ascendas REIT (Singapore)		56,700	104,941
Catena AB (Sweden)		3,685	125,290
Frasers Logistics & Commercial Trust (Singapore)		77,500	60,222
GLP J-REIT (Japan)		76	78,762
Goodman Group (Australia)		7,670	83,404
Nippon Prologis REIT, Inc. (Japan)		5	10,474
Segro PLC (United Kingdom)		6,822	61,414
Sirius Real Estate Ltd. (Germany)		27,369	22,128
Tritax Big Box REIT PLC (United Kingdom)		37,526	60,378
Urban Logistics REIT PLC (United Kingdom)		31,245	47,119

			654,132

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Shares	Value
NET LEASE	0.8%
NETSTREIT Corp.		7,605	$143,126
Realty Income Corp.		4,196	261,285
Spirit Realty Capital, Inc.		3,323	129,032

			533,443

NET LEASE—FOREIGN	0.2%
ARGAN SA (France)		1,099	82,434
LXI REIT PLC (United Kingdom)		26,391	36,863

			119,297

OFFICE	0.2%
Highwoods Properties, Inc.		3,918	110,605

OFFICE—FOREIGN	0.3%
Dexus (Australia)		19,091	94,762
Kenedix Office Investment Corp. (Japan)		40	91,059
Keppel REIT (Singapore)		47,500	30,031

			215,852

RESIDENTIAL	3.3%
APARTMENT	1.5%
Apartment Income REIT Corp.		6,851	263,284
Camden Property Trust		2,106	243,348
Essex Property Trust, Inc.		403	89,563
Mid-America Apartment Communities, Inc.		1,300	204,685
UDR, Inc.		5,477	217,766

			1,018,646

APARTMENT—FOREIGN	0.7%
Aedifica SA (Belgium)		396	30,212
Japan Metropolitan Fund Invest (Japan)		216	159,064
LEG Immobilien SE (Germany)		2,536	165,710
UNITE Group PLC/The (United Kingdom)		2,563	26,189
Wharf Real Estate Investment Co., Ltd. (Hong Kong)		18,000	70,971

			452,146

MANUFACTURED HOME	0.4%
Sun Communities, Inc.		1,899	256,080

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Shares	Value
SINGLE FAMILY	0.7%
Invitation Homes, Inc.		13,780	$436,688

TOTAL RESIDENTIAL			2,163,560

RETAIL—FOREIGN	0.5%
Eurocommercial Properties NV (Netherlands)		2,339	51,454
Klepierre SA (France)[b]		6,870	138,162
Link REIT (Hong Kong)		27,083	160,090

			349,706

SELF STORAGE	1.5%
CubeSmart		6,771	283,502
Extra Space Storage, Inc.		1,375	243,980
Public Storage		1,424	441,084

			968,566

SELF STORAGE—FOREIGN	0.3%
Big Yellow Group PLC (United Kingdom)		2,119	27,363
National Storage REIT (Australia)		30,524	50,959
Safestore Holdings PLC (United Kingdom)		9,928	102,867

			181,189

SHOPPING CENTERS	1.4%
DIVERSIFIED—FOREIGN	0.1%
RioCan Real Estate Investment Trust (Canada)		5,061	72,106

COMMUNITY CENTER	0.5%
Kite Realty Group Trust		17,164	337,101

REGIONAL MALL	0.8%
Simon Property Group, Inc.		4,650	506,757

TOTAL SHOPPING CENTERS			915,964

SPECIALTY	0.1%
Lamar Advertising Co. Class A		577	53,217

TOTAL REAL ESTATE			11,418,148

TOLL ROADS—FOREIGN	2.1%
Transurban Group (Australia)[c]		56,663	480,602
Vinci SA (France)		10,060	926,376

			1,406,978

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Shares	Value
UTILITIES	5.5%
ELECTRIC	2.7%
Exelon Corp.		4,731	$182,569
NextEra Energy, Inc.		3,314	256,835
PG&E Corp.[b]		7,648	114,185
PPL Corp.		11,967	317,006
Sempra Energy		5,986	903,527

			1,774,122

ELECTRIC—FOREIGN	0.2%
Enel SpA (Italy)		35,926	160,442

GAS—DISTRIBUTION	0.8%
NiSource, Inc.		19,687	505,759

GAS—DISTRIBUTION—FOREIGN	0.9%
AltaGas Ltd. (Canada)		11,917	214,923
Enn Energy Holdings Ltd. (H shares) (China)		17,300	172,016
Hong Kong and China Gas Co., Ltd. (Hong Kong)		89,000	68,709
Snam SpA (Italy)		35,671	158,704

			614,352

WATER	0.3%
Essential Utilities, Inc.		4,323	191,163

WATER—FOREIGN	0.6%
Guangdong Investment Ltd. (H shares) (China)		124,000	78,195
Pennon Group PLC (United Kingdom)		30,412	292,090

			370,285

TOTAL UTILITIES			3,616,123

TOTAL COMMON STOCK (Identified cost—$34,219,431)			32,636,808

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—ELECTRIC	0.2%
Constellation Energy Corp.		1,397	132,072

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$119,859)			132,072

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	6.1%
BANKS	1.0%
Dime Community Bancshares, Inc., 5.50%[d]		5,287	$102,832
Fulton Financial Corp., 5.125%, Series Ad		4,402	88,392
Goldman Sachs Group, Inc./The, 5.50% to 5/10/23, Series Jd,e		6,000	147,660
KeyCorp., 6.20% to 12/15/27, Series Hd,e		1,450	35,351
PacWest Bancorp, 7.75% to 9/1/27, Series Ad,e		2,724	67,610
PNC Financial Services Group, Inc./The, 6.85% (3 Month US LIBOR + 4.067%), Series P (FRN)[d,f]		3,818	97,168
Signature Bank/New York NY, 5.00%, Series ad		2,483	43,750
Western Alliance Bancorp, 4.25% to 9/30/26, Series Ad,e		2,503	50,060

			632,823

ELECTRIC	0.2%
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)[d,e]		6,561	125,840

ELECTRIC—FOREIGN	0.3%
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		1,861	29,627
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)[d]		9,106	145,514

			175,141

FINANCIAL	0.7%
DIVERSIFIED FINANCIAL SERVICES	0.4%
Carlyle Finance LLC, 4.625%, due 5/15/61		2,551	40,535
Oaktree Capital Group LLC, 6.55%, Series Bd		7,222	167,261
Synchrony Financial, 5.625%, Series Ad		2,914	49,451

			257,247

INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.875% to 1/15/24, Series Fd,e		3,578	89,522
Morgan Stanley, 6.50%, Series Pd		4,898	121,470

			210,992

TOTAL FINANCIAL			468,239

INDUSTRIALS	0.2%
CHS, Inc., 7.10% to 3/31/24, Series 2[d,e]		2,437	61,047
CHS, Inc., 6.75% to 9/30/24, Series 3[d,e]		4,393	107,321

			168,368

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Shares	Value
INSURANCE	1.6%
LIFE/HEALTH INSURANCE	0.8%
Athene Holding Ltd., 5.625%, Series Bd		3,816	$78,419
Athene Holding Ltd., 4.875%, Series Dd		6,460	111,176
Brighthouse Financial, Inc., 5.375%, Series Cd		9,321	167,405
CNO Financial Group, Inc., 5.125%, due 11/25/60		2,483	45,191
Equitable Holdings, Inc., 4.30%, Series Cd		1,045	17,065
Prudential Financial, Inc., 5.95%, due 9/1/62		3,600	86,292

			505,548

MULTI-LINE	0.1%
Kemper Corp., 5.875% to 3/15/27, due 3/15/62[e]		3,025	63,192

PROPERTY CASUALTY	0.2%
Enstar Group Ltd., 7.00% to 9/1/28, Series Dd,e		7,346	161,465

REINSURANCE	0.5%
Arch Capital Group Ltd., 4.55%, Series Gd		5,784	101,567
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52[e]		8,000	202,640

			304,207

TOTAL INSURANCE			1,034,412

INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
Telephone and Data Systems, Inc., 6.625%, Series UUd		6,100	122,549
Telephone and Data Systems, Inc., 6.00%, Series VVd		8,525	150,892
United States Cellular Corp., 5.50%, due 3/1/70		1,928	32,911
United States Cellular Corp., 5.50%, due 6/1/70		3,621	61,919
United States Cellular Corp., 6.25%, due 9/1/69		3,295	64,121

			432,392

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series Ed,e		6,122	140,990

PIPELINES—FOREIGN	0.5%
Enbridge, Inc., 5.949% to 6/1/23, Series 1 (Canada)[d,e]		2,156	49,265
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[e]		7,595	180,381
Enbridge, Inc., 5.858% to 9/1/27, Series L (Canada)[d,e]		1,937	38,275
TC Energy Corp., 3.351% to 11/30/25, Series 11 (Canada)[d,e]		3,054	38,916

			306,837

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Shares	Value

REAL ESTATE	0.2%
HOTEL	0.1%
Pebblebrook Hotel Trust, 6.375%, Series Gd		4,000	$72,960

OFFICE	0.1%
Brookfield Property Partners LP, 5.75%, Series Ad		4,462	67,510
Brookfield Property Preferred LP, 6.25%, due 7/26/81		990	15,464

			82,974

TOTAL REAL ESTATE			155,934

UTILITIES	0.6%
ELECTRIC—FOREIGN	0.5%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[e]		7,210	161,864
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[e]		3,707	84,038
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)[d]		2,618	38,144
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)[d]		2,422	36,040

			320,086

GAS—DISTRIBUTION	0.1%
NiSource, Inc., 6.50% to 3/15/24, Series Bd,e		3,602	89,006

TOTAL UTILITIES			409,092

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$4,904,947)			4,050,068

		Principal Amount

PREFERRED SECURITIES—CAPITAL SECURITIES	41.2%
BANKS	9.4%
Ally Financial, Inc., 4.70% to 5/15/26, Series Bd,e		$17,000	12,378
Ally Financial, Inc., 4.70% to 5/15/28, Series Cd,e		207,000	139,725
Bank of America Corp., 5.875% to 3/15/28, Series FFd,e		198,000	170,676
Bank of America Corp., 6.10% to 3/17/25, Series AAd,e		540,000	521,475
Bank of America Corp., 6.125% to 4/27/27, Series TTd,e		145,000	137,387
Bank of America Corp., 6.25% to 9/5/24, Series Xd,e		549,000	535,790
Bank of America Corp., 6.30% to 3/10/26, Series DDd,e		74,000	72,524
Bank of America Corp., 6.50% to 10/23/24, Series Zd,e		381,000	379,095
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series Id,e		20,000	15,454

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

	Principal Amount	Value
Capital One Financial Corp., 3.95% to 9/1/26, Series Md,e	$116,000	$87,063
Citigroup, Inc., 3.875% to 2/18/26[d,e]	307,000	252,814
Citigroup, Inc., 4.00% to 12/10/25, Series Wd,e	153,000	129,438
Citigroup, Inc., 5.00% to 9/12/24, Series Ud,e	79,000	70,484
Citigroup, Inc., 5.95% to 1/30/23[d,e]	120,000	119,550
Citigroup, Inc., 5.95% to 5/15/25, Series Pd,e	378,000	342,630
Citigroup, Inc., 6.25% to 8/15/26, Series Td,e	277,000	268,025
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fd,e	125,000	119,250
CoBank ACB, 6.45% to 10/1/27, Series Kd,e	130,000	126,426
Comerica, Inc., 5.625% to 7/1/25, Series Ad,e	73,000	71,087
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144Aa,d,e	125,000	112,987
Fifth Third Bancorp, 4.50% to 9/30/25, Series Ld,e	74,000	68,068
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)	69,000	65,924
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series Ud,[e]	32,000	24,398
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series Vd,e	42,000	33,023
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qd,e	279,000	265,946
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FFd,e	40,000	36,877
JPMorgan Chase & Co., 6.10% to 10/1/24, Series Xd,e	55,000	53,883
JPMorgan Chase & Co., 6.125% to 4/30/24, Series Ud,e	130,000	128,638
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sd,e	208,000	208,130
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series Vd,e	182,000	172,845
PNC Financial Services Group, Inc./The, 6.46% (3 Month US LIBOR + 3.678%), Series O (FRN)[d,f]	196,000	196,214
Regions Financial Corp., 5.75% to 6/15/25, Series Dd,e	54,000	52,515
SVB Financial Group, 4.00% to 5/15/26, Series Cd,e	210,000	147,220
SVB Financial Group, 4.25% to 11/15/26, Series Dd,e	210,000	140,816
SVB Financial Group, 4.70% to 11/15/31, Series Ed,e	110,000	73,975
Truist Financial Corp., 4.95% to 9/1/25, Series Pd,e	88,000	84,480
Wells Fargo & Co., 3.90% to 3/15/26, Series BBd,e	553,000	469,843
Wells Fargo & Co., 5.875% to 6/15/25, Series Ud,e	358,000	344,575

		6,251,628

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Principal Amount	Value

BANKS—FOREIGN	12.2%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)[d,e,g,h]		$200,000	$164,406
Banco Santander SA, 4.75% to 11/12/26 (Spain)[d,e,g]		200,000	141,266
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[d,e,g,h]		200,000	193,210
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[d,e]		140,000	130,049
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)[e]		200,000	201,223
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[d,e,g]		200,000	211,206
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[d,e,g]		200,000	188,690
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)[d,e,g]		400,000	359,342
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,d,e,g]		200,000	193,953
BNP Paribas SA, 7.75% to 8/16/29, 144A (France)[a,d,e,g]		400,000	378,134
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,d,e,g]		400,000	398,676
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,d,e,g]		400,000	399,319
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)[a,d,e,g]		200,000	142,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,d,e,g]		400,000	299,243
Credit Suisse Group AG, 9.75% to 6/23/27, 144A (Switzerland)[a,d,e,g]		200,000	190,525
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)[d,e,g,h]		200,000	185,273
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)[d,e,g]		200,000	157,458
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,d,e]		65,000	80,016
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)[d,e,g,h]		200,000	142,125
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[d,e,g]		200,000	171,021
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[a,d,e,g]		400,000	347,273
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[d,e,g]		200,000	186,000
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)[d,e,g,h]		200,000	192,376
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)[d,e,g]		200,000	178,480
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)[d,e,g]		400,000	377,950
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[a,d,e,g]		200,000	189,395

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Principal Amount	Value

Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)[d,e,g,h]		$200,000	$187,795
Societe Generale SA, 7.875% to 12/18/23, 144A (France)[a,d,e,g]		200,000	195,222
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[a,d,e,g]		400,000	394,159
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)[e]		200,000	202,750
UBS Group AG, 5.125% to 7/29/26 (Switzerland)[d,e,g,h]		200,000	174,000
UBS Group AG, 6.875% to 8/7/25 (Switzerland)[d,e,g,h]		400,000	380,550
UBS Group AG, 7.00% to 2/19/25 (Switzerland)[d,e,g,h]		200,000	194,231
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)[a,d,e,g]		400,000	387,885
UniCredit SpA, 8.00% to 6/3/24 (Italy)[d,e,g,h]		200,000	187,625

			8,102,826

ELECTRIC	1.6%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Ad,e		170,000	159,767
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[e]		65,000	54,055
Dominion Energy, Inc., 4.35% to 1/15/27, Series Cd,e		182,000	151,477
Duke Energy Corp., 4.875% to 9/16/24[d,e]		200,000	179,500
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-Ae		143,000	113,699
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series Be		290,000	252,877
Southern Co./The, 5.113%, due 8/1/27		130,000	126,577

			1,037,952

ELECTRIC—FOREIGN	1.2%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[e]		778,000	728,108
SSE PLC, 4.00% to 1/21/28 (United Kingdom)[d,e,h]		100,000	87,831

			815,939

ENERGY—OIL & GAS—FOREIGN	0.9%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)[d,e]		335,000	315,319
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[d,e]		305,000	258,373

			573,692

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Principal Amount	Value

FINANCIAL	2.5%
CREDIT CARD	0.1%
American Express Co., 3.55% to 9/15/26[d,e]		$6,000	$4,642
Discover Financial Services, 6.125% to 6/23/25, Series Dd,e		40,000	38,528

			43,170

DIVERSIFIED FINANCIAL SERVICES	0.4%
Aircastle Ltd., 5.25% to 6/15/26, Series A, 144Aa,d,e		60,000	45,171
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51, 144Aa,e		165,000	125,678
ILFC E-Capital Trust II, 5.365% (30 Year CMT + 1.80%), due 12/21/65, 144A (FRN) (TruPS)[a,f]		110,000	72,050

			242,899

DIVERSIFIED FINANCIAL SERVICES—FOREIGN	0.5%
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)[d,e,g,h]		400,000	372,366

INVESTMENT BANKER/BROKER	1.5%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series Hd,e		243,000	180,792
Charles Schwab Corp./The, 4.00% to 6/1/26, Series Id,e		646,000	531,916
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gd,e		252,000	247,275
Morgan Stanley, 5.875% to 9/15/26, Series Md,e		56,000	54,031

			1,014,014

TOTAL FINANCIAL			1,672,449

INSURANCE	7.6%
FINANCE	0.2%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51, 144Aa,e		146,000	109,696

LIFE/HEALTH INSURANCE	2.6%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52, 144Aa,e		190,000	171,645
Equitable Holdings, Inc., 4.95% to 9/15/25, Series Bd,e		110,000	102,575
MetLife, Inc., 9.25%, due 4/8/68, 144Aa		200,000	230,072
MetLife, Inc., 10.75%, due 8/1/39		100,000	129,330
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[e]		240,000	237,656
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52[e]		195,000	178,365
SBL Holdings, Inc., 6.50% to 11/13/26, 144Aa,d,e		150,000	113,625

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Principal Amount	Value

SBL Holdings, Inc., 7.00% to 5/13/25, 144Aa,d,e		$140,000	$112,875
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[e]		62,000	59,910
Voya Financial, Inc., 6.125% to 9/15/23, Series Ad,e		380,000	371,450

			1,707,503

LIFE/HEALTH INSURANCE—FOREIGN	1.9%
Aegon NV, 5.625% to 4/15/29 (Netherlands)[d,e,g,h]		200,000	171,269
Cloverie PLC for Zurich Insurance Co., Ltd., 5.625% to 6/24/26, due 6/24/46, Series EMTN (Switzerland)[e,h]		200,000	187,005
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)[a,d,e]		600,000	572,327
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[a,e]		200,000	188,635
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[d,e,g,h]		200,000	165,675

			1,284,911

MULTI-LINE	0.1%
Hartford Financial Services Group, Inc./The, 5.03% (3 Month US LIBOR + 2.125%), due 2/12/47, Series ICON, 144A (FRN)[a,f]		100,000	82,913

MULTI-LINE—FOREIGN	0.2%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,d,e]		100,000	94,967
AXA SA, 8.60%, due 12/15/30 (France)		60,000	69,434

			164,401

PROPERTY CASUALTY	1.2%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[e]		500,000	476,685
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42[e]		145,000	114,159
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40[e]		130,000	115,798
Markel Corp., 6.00% to 6/1/25[d,e]		95,000	91,076

			797,718

PROPERTY CASUALTY—FOREIGN	0.8%
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)[e,h]		200,000	149,200
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[a,d,e]		400,000	365,141

			514,341

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Principal Amount	Value

REINSURANCE	0.3%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[e]		$55,000	$44,684
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51, 144Aa,e		242,000	178,938

			223,622

REINSURANCE—FOREIGN	0.3%
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)[a,e]		200,000	174,581

TOTAL INSURANCE			5,059,686

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.1%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)[e]		110,000	78,293

PIPELINES	0.4%
Energy Transfer LP, 6.50% to 11/15/26, Series Hd,e		120,000	103,500
Energy Transfer LP, 7.125% to 5/15/30, Series Gd,e		200,000	166,374

			269,874

PIPELINES—FOREIGN	2.7%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)[e]		315,000	279,125
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[e]		300,000	270,267
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[e]		80,000	70,811
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)[e]		92,000	87,020
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)[e]		198,000	190,838
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[e]		283,000	238,074
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)[e]		122,000	104,615
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[e]		175,000	160,072
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[e]		420,000	391,776

			1,792,598

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Principal Amount	Value

REAL ESTATE—RETAIL—FOREIGN	0.8%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)[a,e]		$400,000	$338,708
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)[a,e]		200,000	153,090

			491,798

TELECOMMUNICATION—FOREIGN	0.3%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)[e,h]		200,000	191,965

UTILITIES	1.5%
ELECTRIC	1.1%
Edison International, 5.00% to 12/15/26, Series Bd,e		185,000	150,313
Edison International, 5.375% to 3/15/26, Series Ad,e		203,000	166,135
Sempra Energy, 4.125% to 1/1/27, due 4/1/52[e]		160,000	120,698
Sempra Energy, 4.875% to 10/15/25[d,e]		315,000	286,914

			724,060

ELECTRIC—FOREIGN	0.4%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)[e]		335,000	270,512

TOTAL UTILITIES			994,572

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$30,686,536)			27,333,272

		Shares
SHORT-TERM INVESTMENTS	0.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.57%[i]		409,770	409,770

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$409,770)			409,770

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

		Value
PURCHASED OPTION CONTRACTS	0.0%
(Premiums paid—$16,716)		$9,246

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$71,624,618)	99.3%	65,808,258
WRITTEN OPTION CONTRACTS
(Premiums received—$56,982)	(0.0)	(14,077)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.7	447,290

NET ASSETS	100.0%	$66,241,471

Over-the-Counter Option Contracts

Purchased Options

Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[j]	Premiums Paid	Value
Option to pay USD-SOFR-OIS Annually, Receive 3.00% Annually, maturing 1/19/33	Goldman Sachs International	3.00%	1/17/23	$609,000	$10,094	$1,633

Binary Options

Description	Counterparty	Exercise Price/Rate	Expiration Date	Notional Amount[k]	Premiums Paid	Value
Put—Euro currency	Goldman Sachs International	0.98	1/27/23	$23,000	$6,622	$7,613

Written Options Interest Rate Swaptions

Description	Counterparty	Exercise Rate	Expiration Date	Notional Amount[j]	Premiums Received	Value
Option to receive USD-SOFR-OIS Annually, Pay 2.50% Annually, maturing 1/19/33	Goldman Sachs International	2.50%	1/17/23	$(609,000)	$(3,090)	$(423)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

Over-the-Counter Option Contracts (Continued)

Written Options

Equity Options

Description	Counterparty	Exercise Price($)	Expiration Date	Number of Contracts	Notional Amount[l]	Premiums Received	Value
Call—Aena SME SA	Goldman Sachs International	EUR 122.582	11/18/22	(338)	$(39,799)	$(857)	$(487)
Call—Agnico Eagle Mines Ltd.	Goldman Sachs International	CAD 64.072	11/18/22	(1,065)	(46,850)	(848)	(631)
Call—Alliant Energy Corp.	Goldman Sachs International	62.557	11/18/22	(794)	(41,423)	(1,095)	(12)
Call—American Tower Corp.	Goldman Sachs International	268.115	11/18/22	(1,492)	(309,127)	(5,991)	(2)
Call—Anglo American PLC	Goldman Sachs International	GBP 32.526	11/18/22	(1,648)	(49,299)	(1,070)	(9)
Call—CenterPoint Energy, Inc.	Goldman Sachs International	33.159	11/18/22	(3,030)	(86,688)	(2,323)	(16)
Call—Cheniere Energy, Inc.	Goldman Sachs International	194.158	11/18/22	(981)	(173,058)	(3,660)	(1,068)
Call—Crown Castle, Inc.	Goldman Sachs International	179.055	11/18/22	(1,085)	(144,587)	(2,543)	(4)
Call—Enbridge, Inc.	Goldman Sachs International	CAD 54.692	11/18/22	(5,485)	(213,707)	(5,309)	(1,062)
Call—Equinix, Inc.	Goldman Sachs International	684.171	11/18/22	(17)	(9,629)	(110)	(2)
Call—Exelon Corp.	Goldman Sachs International	44.963	11/18/22	(802)	(30,949)	(780)	(11)
Call—First Energy Corp.	Goldman Sachs International	42.500	11/18/22	(717)	(27,038)	(704)	(10)
Call—Hydro One Ltd.	Goldman Sachs International	CAD 34.921	11/18/22	(1,442)	(36,157)	(930)	(286)
Call—Invitation Homes, Inc.	Goldman Sachs International	40.414	11/18/22	(1,898)	(60,148)	(1,026)	(6)
Call—Meg Energy Corp.	Goldman Sachs International	CAD 24.883	11/18/22	(2,220)	(33,194)	(508)	(98)
Call—Nextera Energy, Inc.	Goldman Sachs International	89.488	11/18/22	(590)	(45,725)	(1,254)	(24)
Call—Oneok, Inc.	Goldman Sachs International	64.392	11/18/22	(1,343)	(79,667)	(2,019)	(349)
Call—Pembina Pipeline Corp.	Goldman Sachs International	CAD 47.534	11/18/22	(3,406)	(112,454)	(2,761)	(471)
Call—PPL Corp.	Goldman Sachs International	29.832	11/18/22	(1,821)	(48,238)	(1,260)	(22)
Call—Public Storage Corp.	Goldman Sachs International	340.547	11/18/22	(221)	(68,455)	(1,003)	(184)
Call—Sempra Energy	Goldman Sachs International	173.933	11/18/22	(1,138)	(171,770)	(4,447)	(44)
Call—Simon Property Group, Inc.	Goldman Sachs International	113.172	11/18/22	(733)	(79,882)	(1,096)	(1,553)
Call—Snam SpA	Goldman Sachs International	EUR 4.974	11/18/22	(6,385)	(28,408)	(607)	(16)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

Over-the-Counter Option Contracts (Continued)

Written Options

Equity Options

Description	Counterparty	Exercise Price($)	Expiration Date	Number of Contracts	Notional Amount[l]	Premiums Received	Value
Call—Suncor Energy, Inc.	Goldman Sachs International	CAD 46.992	11/18/22	(2,682)	$(92,251)	$(1,533)	$(3,921)
Call—TC Energy Corp.	Goldman Sachs International	CAD 62.972	11/18/22	(3,422)	(150,308)	(3,811)	(743)
Call—UDR, Inc.	Goldman Sachs International	48.086	11/18/22	(861)	(34,233)	(412)	(32)
Call—Vinci SA	Goldman Sachs International	EUR 93.717	11/18/22	(1,590)	(146,415)	(3,897)	(2,177)
Call—Welltower, Inc.	Goldman Sachs International	78.980	11/18/22	(1,307)	(79,779)	(1,386)	(16)
Call—Williams Cos., Inc.	Goldman Sachs International	33.786	11/18/22	(829)	(27,133)	(652)	(398)
				(49,342)	$(2,466,371)	$(53,892)	$(13,654)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	246,919	USD	179,101	11/2/22	$(2,144)
Brown Brothers Harriman	EUR	537,564	USD	527,279	11/2/22	(3,969)
Brown Brothers Harriman	GBP	1,062,752	USD	1,183,226	11/2/22	(35,537)
Brown Brothers Harriman	USD	38,850	CAD	52,999	11/2/22	53
Brown Brothers Harriman	USD	142,180	CAD	193,920	11/2/22	162
Brown Brothers Harriman	USD	443,580	EUR	448,854	11/2/22	0
Brown Brothers Harriman	USD	87,003	EUR	88,710	11/2/22	665
Brown Brothers Harriman	USD	393,551	GBP	341,781	11/2/22	(1,597)
Brown Brothers Harriman	USD	190,331	GBP	168,729	11/2/22	3,167
Brown Brothers Harriman	USD	198,209	GBP	176,098	11/2/22	3,740
Brown Brothers Harriman	USD	423,490	GBP	376,144	11/2/22	7,872
Brown Brothers Harriman	CAD	52,865	USD	38,756	12/2/22	(55)
Brown Brothers Harriman	EUR	449,738	USD	445,371	12/2/22	(29)
Brown Brothers Harriman	EUR	180,918	USD	180,177	12/2/22	1,004
Brown Brothers Harriman	GBP	356,339	USD	410,624	12/2/22	1,640
						$(25,028)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

[a]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $7,899,378 which represents 11.9% of the net assets of the Fund, of which 0.0% are illiquid.

[b]	Non-income producing security.
[c]	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]	Variable rate. Rate shown is in effect at October 31, 2022.
[g]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $8,198,098 or 12.4% of the net assets of the Fund.

[h]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $3,326,902 which represents 5.0% of the net assets of the Fund, of which 0.0% are illiquid.

[i]	Rate quoted represents the annualized seven-day yield.
[j]	Represents the notional amount of the underlying swap contract.
[k]	Represents the nominal pay out amount.
[l]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2022

Country Summary	% of Net Assets
United States	52.3
Canada	13.8
United Kingdom	6.7
France	5.2
Switzerland	3.8
Australia	3.7
Japan	3.6
Spain	1.9
Italy	1.3
Hong Kong	1.0
Netherlands	0.8
Singapore	0.6
Germany	0.5
China	0.5
Sweden	0.5
South Africa	0.5
Luxembourg	0.5
Other (includes short-term investments)	2.8

100.0

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

ASSETS:
Investments in securities, at value (Identified cost—$71,624,618)	$65,808,258
Foreign currency, at value (Identified cost—$104,476)	103,644
Receivable for:
Dividends and interest	461,552
Investment securities sold	293,134
Fund shares sold	48,251
Unrealized appreciation on forward foreign currency exchange contracts	18,303
Due from investment advisor	18,879
Other assets	194

Total Assets	66,752,215

LIABILITIES:
Written option contracts, at value (Premiums received—$56,982)	14,077
Unrealized depreciation on forward foreign currency exchange contracts	43,331
Payable for:
Fund shares redeemed	73,549
Investment securities purchased	59,059
Dividends and distributions declared	18,705
Shareholder servicing fees	12,216
Administration fees	1,108
Directors’ fees	812
Distribution fees	659
Due to custodian	221
Other liabilities	287,007

Total Liabilities	510,744

NET ASSETS	$66,241,471

NET ASSETS consist of:
Paid-in capital	$80,422,013
Total distributable earnings/(accumulated loss)	(14,180,542)

$66,241,471

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2022

CLASS A SHARES:
NET ASSETS	$12,447,014
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,218,506

Net asset value and redemption price per share	$10.21

Maximum offering price per share ($10.21 ÷ 0.955)[a]	$10.69

CLASS C SHARES:
NET ASSETS	$3,819,471
Shares issued and outstanding ($0.001 par value common stock outstanding)	377,001

Net asset value and offering price per share[b]	$10.13

CLASS I SHARES:
NET ASSETS	$49,847,451
Shares issued and outstanding ($0.001 par value common stock outstanding)	4,865,479

Net asset value, offering and redemption price per share	$10.25

CLASS R SHARES:
NET ASSETS	$90,505
Shares issued and outstanding ($0.001 par value common stock outstanding)	8,844

Net asset value, offering and redemption price per share	$10.23

CLASS Z SHARES:
NET ASSETS	$37,030
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,614

Net asset value, offering and redemption price per share	$10.25

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2022

Investment Income:
Interest income	$1,523,260
Dividend income (net of $66,842 of foreign withholding tax)	1,363,288

Total Investment Income	2,886,548

Expenses:
Investment advisory fees	525,394
Professional fees	184,114
Shareholder reporting expenses	83,356
Registration and filing fees	81,469
Administration fees	79,159
Distribution fees—Class A	36,788
Distribution fees—Class C	34,881
Distribution fees—Class R	498
Shareholder servicing fees—Class A	14,715
Shareholder servicing fees—Class C	11,627
Shareholder servicing fees—Class I	37,266
Custodian fees and expenses	39,207
Transfer agent fees and expenses	9,249
Directors’ fees and expenses	4,101
Miscellaneous	23,210

Total Expenses	1,165,034
Reduction of Expenses (See Note 2)	(578,660)

Net Expenses	586,374

Net Investment Income (Loss)	2,300,174

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(164,593)
Written option contracts	7,888
Forward foreign currency exchange contracts	474,832
Foreign currency transactions	(36,716)

Net realized gain (loss)	281,411

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(12,448,251)
Written option contracts	63,541
Forward foreign currency exchange contracts	(10,828)
Foreign currency translations	(2,572)

Net change in unrealized appreciation (depreciation)	(12,398,110)

Net Realized and Unrealized Gain (Loss)	(12,116,699)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,816,525)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,300,174	$1,853,525
Net realized gain (loss)	281,411	10,721,631
Net change in unrealized appreciation (depreciation)	(12,398,110)	7,488,649

Net increase (decrease) in net assets resulting from operations	(9,816,525)	20,063,805

Distributions to Shareholders:
Class A	(443,951)	(526,899)
Class C	(111,023)	(141,126)
Class I	(1,872,017)	(1,684,089)
Class R	(2,871)	(2,872)
Class Z	(2,499)	(2,724)
Tax Return of Capital to Shareholders:
Class A	(95,167)	(185,836)
Class C	(30,295)	(62,324)
Class I	(358,696)	(543,643)
Class R	(644)	(1,066)
Class Z	(483)	(1,117)

Total distributions	(2,917,646)	(3,151,696)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	791,846	(8,213,196)

Total increase (decrease) in net assets	(11,942,325)	8,698,913
Net Assets:
Beginning of year	78,183,796	69,484,883

End of year	$66,241,471	$78,183,796

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:	2022	2021	2020		2019	2018
Net asset value, beginning of period	$12.15	$9.54	$11.85	$13.33	$15.16	$15.50

Income (loss) from investment operations:

Net investment income (loss)[b]	0.33	0.28	0.29	0.17	0.17	0.17

Net realized and unrealized gain (loss)	(1.85)	2.82	(2.02)	0.59	0.15	1.42

Total from investment operations	(1.52)	3.10	(1.73)	0.76	0.32	1.59

Less dividends and distributions to shareholders from:

Net investment income	(0.35)	(0.36)	(0.38)	(0.23)	(0.17)	(0.17)

Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)

Tax return of capital	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.42)	(0.49)	(0.58)	(2.24)	(2.15)	(1.93)

Net increase (decrease) in net asset value	(1.94)	2.61	(2.31)	(1.48)	(1.83)	(0.34)

Net asset value, end of period	$10.21	$12.15	$9.54	$11.85	$13.33	$15.16

Total return[c,d]	-12.78%	32.91%	-14.74%	5.90%[e]	2.59%	10.81%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class A
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:	2022	2021	2020		2019	2018

Net assets, end of period (in millions)	$12.4	$16.2	$16.2	$21.1	$19.8	$18.5

Ratios to average daily net assets:

Expenses (before expense reduction)	1.72%	1.66%	1.67%	1.79%[f]	1.40%	1.25%

Expenses (net of expense reduction)	1.00%	1.00%	1.00%	1.00%[f]	1.00%	1.00%

Net investment income (loss) (before expense reduction)	2.12%	1.74%	2.15%	1.27%[f]	0.80%	0.85%

Net investment income (loss) (net of expense reduction)	2.84%	2.40%	2.82%	2.06%[f]	1.20%	1.10%

Portfolio turnover rate	83%	138%	143%	178%[e]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:	2022	2021	2020		2019	2018
Net asset value, beginning of period	$12.05	$9.47	$11.76	$13.22	$15.04	$15.38

Income (loss) from investment operations:

Net investment income (loss)[b]	0.25	0.20	0.23	0.11	0.07	0.07

Net realized and unrealized gain (loss)	(1.82)	2.79	(2.01)	0.59	0.15	1.41

Total from investment operations	(1.57)	2.99	(1.78)	0.70	0.22	1.48

Less dividends and distributions to shareholders from:

Net investment income	(0.28)	(0.28)	(0.31)	(0.15)	(0.06)	(0.06)

Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)

Tax return of capital	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.35)	(0.41)	(0.51)	(2.16)	(2.04)	(1.82)

Net increase (decrease) in net asset value	(1.92)	2.58	(2.29)	(1.46)	(1.82)	(0.34)

Net asset value, end of period	$10.13	$12.05	$9.47	$11.76	$13.22	$15.04

Total return[c,d]	-13.29%	31.96%	-15.25%	5.39%[e]	1.95%	10.11%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:	2022	2021	2020		2019	2018

Net assets, end of period (in millions)	$3.8	$5.1	$5.6	$6.6	$12.6	$18.1

Ratios to average daily net assets:

Expenses (before expense reduction)	2.37%	2.31%	2.32%	2.44%[f]	2.05%	1.90%

Expenses (net of expense reduction)	1.65%	1.65%	1.65%	1.65%[f]	1.65%	1.65%

Net investment income (loss) (before expense reduction)	1.46%	1.10%	1.52%	0.52%[f]	0.13%	0.18%

Net investment income (loss) (net of expense reduction)	2.18%	1.76%	2.19%	1.31%[f]	0.53%	0.43%

Portfolio turnover rate	83%	138%	143%	178%[e]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:	2022	2021	2020		2019	2018
Net asset value, beginning of period	$12.18	$9.57	$11.88	$13.36	$15.19	$15.53

Income (loss) from investment operations:

Net investment income (loss)[b]	0.37	0.31	0.33	0.20	0.22	0.22

Net realized and unrealized gain (loss)	(1.84)	2.83	(2.02)	0.60	0.15	1.42

Total from investment operations	(1.47)	3.14	(1.69)	0.80	0.37	1.64

Less dividends and distributions to shareholders from:

Net investment income	(0.39)	(0.40)	(0.42)	(0.27)	(0.22)	(0.22)

Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)

Tax return of capital	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.46)	(0.53)	(0.62)	(2.28)	(2.20)	(1.98)

Net increase (decrease) in net asset value	(1.93)	2.61	(2.31)	(1.48)	(1.83)	(0.34)

Net asset value, end of period	$10.25	$12.18	$9.57	$11.88	$13.36	$15.19

Total return[c]	-12.35%	33.27%	-14.41%	6.18%[d]	2.96%	11.18%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:	2022	2021	2020		2019	2018

Net assets, end of period (in millions)	$49.8	$56.7	$47.6	$40.2	$28.0	$57.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.44%	1.38%	1.38%	1.51%[e]	1.09%	0.96%

Expenses (net of expense reduction)	0.65%	0.65%	0.65%	0.65%[e]	0.65%	0.65%

Net investment income (loss) (before expense reduction)	2.41%	1.99%	2.47%	1.64%[e]	1.09%	1.11%

Net investment income (loss) (net of expense reduction)	3.20%	2.72%	3.20%	2.50%[e]	1.53%	1.42%

Portfolio turnover rate	83%	138%	143%	178%[d]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:	2022	2021	2020		2019	2018
Net asset value, beginning of period	$12.17	$9.56	$11.87	$13.34	$15.17	$15.51

Income (loss) from investment operations:

Net investment income (loss)[b]	0.31	0.26	0.28	0.16	0.15	0.15

Net realized and unrealized gain (loss)	(1.85)	2.82	(2.02)	0.59	0.14	1.41

Total from investment operations	(1.54)	3.08	(1.74)	0.75	0.29	1.56

Less dividends and distributions to shareholders from:

Net investment income	(0.33)	(0.34)	(0.37)	(0.21)	(0.14)	(0.14)

Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)

Tax return of capital	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.40)	(0.47)	(0.57)	(2.22)	(2.12)	(1.90)

Net increase (decrease) in net asset value	(1.94)	2.61	(2.31)	(1.47)	(1.83)	(0.34)

Net asset value, end of period	$10.23	$12.17	$9.56	$11.87	$13.34	$15.17

Total return[c]	-12.89%	32.64%	-14.85%	5.81%[d]	2.43%	10.63%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:	2022	2021	2020		2019	2018

Net assets, end of period (in 000s)	$90.5	$104.1	$78.7	$82.9	$96.9	$90.4

Ratios to average daily net assets:

Expenses (before expense reduction)	1.87%	1.81%	1.82%	1.94%[e]	1.55%	1.40%

Expenses (net of expense reduction)	1.15%	1.15%	1.15%	1.15%[e]	1.15%	1.15%

Net investment income (loss) (before expense reduction)	1.97%	1.56%	2.00%	1.11%[e]	0.67%	0.70%

Net investment income (loss) (net of expense reduction)	2.69%	2.22%	2.67%	1.90%[e]	1.07%	0.95%

Portfolio turnover rate	83%	138%	143%	178%[d]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Per Share Operating Data:	2022	2021	2020		2019	2018
Net asset value, beginning of period	$12.18	$9.57	$11.88	$13.36	$15.19	$15.53

Income (loss) from investment operations:

Net investment income (loss)[b]	0.37	0.28	0.41	0.20	0.22	0.22

Net realized and unrealized gain (loss)	(1.84)	2.86	(2.10)	0.60	0.15	1.42

Total from investment operations	(1.47)	3.14	(1.69)	0.80	0.37	1.64

Less dividends and distributions to shareholders from:

Net investment income	(0.39)	(0.40)	(0.42)	(0.27)	(0.22)	(0.22)

Net realized gain	—	—	—	(2.01)	(1.98)	(1.76)

Tax return of capital	(0.07)	(0.13)	(0.20)	—	—	—

Total dividends and distributions to shareholders	(0.46)	(0.53)	(0.62)	(2.28)	(2.20)	(1.98)

Net increase (decrease) in net asset value	(1.93)	2.61	(2.31)	(1.48)	(1.83)	(0.34)

Net asset value, end of period	$10.25	$12.18	$9.57	$11.88	$13.36	$15.19

Total return[c]	-12.35%	33.27%	-14.41%	6.17%[d]	2.96%	11.18%

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended October 31,			For the Period March 1, 2019 through, October 31, 2019[a]	For the Year Ended February 28,
Ratios/Supplemental Data:	2022	2021	2020		2019	2018

Net assets, end of period (in 000s)	$37.0	$96.3	$21.2	$7.2	$8.1	$9.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.37%	1.31%	1.32%	1.44%[e]	1.05%	0.90%

Expenses (net of expense reduction)	0.65%	0.65%	0.65%	0.65%[e]	0.65%	0.65%

Net investment income (loss) (before expense reduction)	2.43%	1.88%	3.25%	1.62%[e]	1.14%	1.18%

Net investment income (loss) (net of expense reduction)	3.15%	2.54%	3.92%	2.41%[e]	1.54%	1.43%

Portfolio turnover rate	83%	138%	143%	178%[d]	158%	102%

[a]	The Fund has changed its fiscal year end from February 28 to October 31.
[b]	Calculation based on average shares outstanding.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Alternative Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The investment objectives of the Fund are to seek a high level of current income and capital appreciation. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Closed-End Funds	$1,237,022	$—	$—	$1,237,022
Common Stock	32,636,808	—	—	32,636,808
Master Limited Partnerships and Related Companies	132,072	—	—	132,072
Preferred Securities— $25 Par Value	4,050,068	—	—	4,050,068
Preferred Securities—Capital Securities	—	27,333,272	—	27,333,272
Short-Term Investments	—	409,770	—	409,770
Purchased Option Contracts	—	9,246	—	9,246

Total Investments in Securities[a]	$38,055,970	$27,752,288	$—	$65,808,258

Forward Foreign Currency Exchange Contracts	$—	$18,303	$—	$18,303

Total Derivative Assets[a]	$—	$18,303	$—	$18,303

Forward Foreign Currency Exchange Contracts	$—	$(43,331)	$—	$(43,331)
Written Option Contracts	—	(14,077)	—	(14,077)

Total Derivative Liabilities[a]	$—	$(57,408)	$—	$(57,408)

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions, which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre-determined amount of cash or nothing at all.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended October 31, 2022, a portion of the dividends have been reclassified to distributions from tax return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

for all open tax years and has concluded that as of October 31, 2022, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the year ended October 31, 2022, and through June 30, 2024, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended October 31, 2022, fees waived and/or expenses reimbursed totaled $578,660.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended October 31, 2022, the Fund incurred $15,011 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended October 31, 2022, the Fund has been advised that the distributor received $2,862, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $444 for the year ended October 31, 2022.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2022, totaled $62,518,137 and $60,301,228, respectively.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2022 and the effect of derivatives held during the year ended October 31, 2022, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Over-the-Counter	—	$—	Written option contracts, at value	$13,654
Foreign Currency Exchange Risk:
Purchased Option Contracts— Over-the-Counter	Investments in securities, at value	7,613	—	—
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	18,303	Unrealized depreciation	43,331
Interest Rate Risk:
Purchased Option Contracts—Over-the-Counter	Investments in securities, at value	1,633	—	—
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	423

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(3,121)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	81,677	60,406

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Currency Exchange Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$154	$991
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	474,832	(10,828)
Interest Rate Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	114,558	(11,151)
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(73,789)	3,135

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At October 31, 2022, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts	$—	$13,654
Foreign Currency Exchange Risk:
Purchased Option Contracts[a]	7,613	—
Interest Rate Risk:
Purchased Option Contracts[a]	1,633	—
Written Option Contracts	—	423

[a]	Purchased options are included in investments in securities, at value on the Statement of Assets & Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of October 31, 2022:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received[a]	Net Amount of Derivative Assets[b]
Goldman Sachs International	$9,246	$(9,246)	$—	$—

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$14,077	$(9,246)	$—	$4,831

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the year ended October 31, 2022:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$1,137,650	$4,429,004	$2,764,718

[a]	Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end.
[b]

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for binary option contracts represents the nominal payout amount. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31,
	2022	2021
Ordinary income	$2,432,361	$2,357,710
Return of capital	485,285	793,986

Total dividends and distributions	$2,917,646	$3,151,696

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of October 31, 2022, the tax basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$72,362,281

Gross unrealized appreciation on investments	$2,116,138
Gross unrealized depreciation on investments	(8,632,707)

Net unrealized appreciation (depreciation) on investments	$(6,516,569)

During the year ended October 31, 2022, the Fund utilized net capital loss carryforwards of $145,733.

As of October 31, 2022, the Fund has a net capital loss carryforward of $7,645,268 which may be used to offset future capital gains. These losses are a long-term capital loss carryforward of $3,418,846 and short-term capital loss carryforward of $4,226,422, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of October 31, 2022, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, certain fixed income securities and unrealized gains on passive foreign investment companies and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $99,227 and total distributable earnings/(accumulated loss) was charged $99,227. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class A:
Sold	110,393	$1,299,998	317,115	$3,689,412
Issued as reinvestment of dividends and distributions	31,093	352,022	41,353	469,964
Redeemed	(254,867)	(2,918,443)	(723,865)	(8,240,001)

Net increase (decrease)	(113,381)	$(1,266,423)	(365,397)	$(4,080,625)

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C:
Sold	60,719	$715,050	25,776	$295,228
Issued as reinvestment of dividends and distributions	12,474	140,172	17,961	201,529
Redeemed	(121,348)	(1,373,929)	(213,450)	(2,395,257)

Net increase (decrease)	(48,155)	$(518,707)	(169,713)	$(1,898,500)

Class I:
Sold	977,049	$11,379,884	1,622,345	$18,572,512
Issued as reinvestment of dividends and distributions	192,515	2,182,908	189,581	2,172,571
Redeemed	(956,676)	(10,939,710)	(2,128,300)	(23,032,225)

Net increase (decrease)	212,888	$2,623,082	(316,374)	$(2,287,142)

Class R:
Sold	—	$—	—	$—
Issued as reinvestment of dividends and distributions	289	3,271	320	3,654
Redeemed	—	—	—	—

Net increase (decrease)	289	$3,271	320	$3,654

Class Z:
Sold	8	$95	67,859	$711,381
Issued as reinvestment of dividends and distributions	235	2,703	307	3,523
Redeemed	(4,533)	(52,175)	(62,477)	(665,487)

Net increase (decrease)	(4,290)	$(49,377)	5,689	$49,417

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Below-Investment-Grade Securities Risk: Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. Recent uncertainty in the energy markets has had an adverse effect on energy related securities, including MLPs, and it is unclear when these markets may stabilize. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Renewable Companies Risk: Renewable companies may be subject to a variety of factors that may adversely affect their business or operations, including costs and losses associated with environmental and other regulations and enforcement policies or changes thereto, obsolescence of its existing offerings, the effects of economic slowdown, short production cycles, increased competition from other providers of services, the effects of energy conservation policies and other factors.

Because many renewable companies may be concentrated in a particular industry or industry sector (for example, the energy sector), they are subject to risks associated with such industry or sector. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies and other companies operating in the renewable energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; the success of research or exploration projects, changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering resources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, the industry also can be significantly affected by the supply of and demand for specific products or services, including the supply of and demand and price of traditional energy sources (e.g., oil and gas).

Digital Infrastructure Companies Risk: Digital Infrastructure Companies are affected by supply and demand factors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies. Digital Infrastructure Companies are particularly affected by changes in

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including obsolescence of its offerings or decommissioning of certain existing wireless networks. Digital Infrastructure Companies are subject to risks relating to disruption of service caused by, among others, hardware, software or internal system failures or malfunctions, security breaches, interruptions or delays in service by third-parties on which they rely, natural disasters, supplier outages, or power surges. Such disruptions can lead to significant downtime, data loss, reputational harm and associated expenses and losses from which such company may not be able to recover. Digital Infrastructure Companies may be subject to other risks including, but not limited to, water supply and climate risk and data security risk. The digital infrastructure industry is rapidly growing, highly competitive and requires Digital Infrastructure Companies to invest significant amounts of research, software and product development. Such investments may not generate returns and may cause such company to incur significant losses. Companies may experience significant fluctuations in operating results and growth rates, which could result in significant gains and losses for such company and its securities to which the Fund has exposure. In addition, the impact of existing or future rules, regulations, taxes, and governmental or political actions relating to the collecting, moving, storing or processing of personal or sensitive data or payments has the potential to be financially impactful, and, to the extent that a Digital Infrastructure Company to which the Fund has exposure, becomes more extensively regulated there could be negative impacts to such company and the Fund. Banking regulation, consumer protection laws, anti-money laundering and/or other changes in regulation may negatively affect certain Digital Infrastructure Companies.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by the COVID-19 virus and its variants (COVID-19), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The COVID-19 pandemic and its effects are expected to continue, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA is expected to cease publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the U.S. dollar LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes.

There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the cessation of LIBOR publications.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management does not expect any impact to the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2022 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Alternative Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Alternative Income Fund, Inc. (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022 , including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022, the period March 1, 2019 through October 31, 2019 and for the two years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022, the period March 1, 2019 through October 31, 2019 and for the two years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 21, 2022

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

TAX INFORMATION—2022 (Unaudited)

For the fiscal year ended October 31, 2022, for individual taxpayers, the Fund designates $2,432,361 as qualified dividend income eligible for reduced tax rates. In addition, for corporate taxpayers, 36.52% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Addition to Portfolio Management Team

Effective April 29, 2022, Mr. Jeffrey Palma was added as portfolio manager of the Fund. Mr. Palma joined the investment advisor in 2021 and currently serves as Senior Vice President of the investment advisor.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 7, 2022 and at meetings of the full Board of Directors held on March 15, 2022 and June 14, 2022. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 14, 2022. At the meeting of the full Board of Directors on June 14, 2022, the Advisory Agreements were unanimously continued for a term ending June 30, 2023 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund’s performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund’s investment strategy. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In addition, the Board of Directors considered the changes to the Fund’s investment strategy and benchmark that had been implemented in 2021, including the rationale for the changes. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund was repositioned as an alternative income fund effective July 1, 2019, and its investment objective, investment strategy and benchmark were further modified effective May 1, 2021. Therefore, any investment performance information relating to periods before May 1, 2021 were reflective of the Fund’s previous investment objectives and strategies. The Board of Directors noted that the Fund outperformed the Peer Group median for the one- and ten-year periods ended March 31, 2022, ranking in the first quintile and one out of three peers, respectively, and underperformed the Peer Group medians for the three- and five-year periods ended March 31, 2022, ranking in the fifth quintile and fourth quintile, respectively. The Board of Directors considered that the Fund outperformed the linked blended benchmark for the one-, three- and five-year periods ended March 31, 2022, and performed in line with the linked blended benchmark for the ten- year period ended March 31, 2022. The Board of Directors also considered the Fund’s performance compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund outperformed the supplemental peer group median for the one-, three-, five- and ten-year periods ended March 31, 2022, ranking one out of ten peers, four out of ten peers, two out of ten peers and one out of eight peers, respectively. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio are both the lowest in the Peer Group, ranking the Fund in the first quintile for each. Directors also considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Advisor, and noted that the Fund’s total expense ratio versus the supplemental peer group is in line with the supplemental peer group median, ranking seven out of ten peers. The Board of Directors noted that the Fund’s actual management fee is lower than the supplemental peer group median, ranking two out of ten peers. The Board of Directors considered that the Investment Advisor continues

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

to waive a portion of its fees and/or reimburse expenses to limit overall operating expenses of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving its fee and/or reimbursing expenses of the Fund. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors noted that because of the Fund’s asset size, the operating expenses continue to be subsidized, and the Fund is not yet profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders, concluding that the Fund’s expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreements to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program). The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 14, 2022 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from April 1, 2021 through March 31, 2022 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey[5] 1963	Director, Chairman	Until Next Election of Directors	President of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) (since 2003) and President of Cohen & Steers, Inc. (CNS) (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin[6] 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	21	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

(table continued on next page)

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

(table continued on next page)

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; and prior to that, Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	21	Since 2015

(table continued on next page)

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly, worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

(table continued on next page)

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor[7] 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers resigned from the Fund’s Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

[6]	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
[7]	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President & Chief Compliance Officer of Weiss Multi-Strategy Adviser LLC since 2011.	Since 2019

Jon Cheigh 1972	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2006

Vincent L. Childers 1976	Vice President	Senior Vice President of CSCM since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	Since 2013

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Jon Cheigh

Vice President

Vincent L. Childers

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Alternative Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

eDelivery AVAILABLE

Stop traditional mail delivery;

receive your shareholder reports

and prospectus online.

Sign up at cohenandsteers.com

Cohen & Steers

Alternative

Income Fund

Annual Report October 31, 2022

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

DVFAXAR

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. In December 2021, the registrant amended the Code of Ethics to reflect the registrant’s current Principal Executive Officer and Principal Financial Officer. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at
https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended October 31, 2022 and October 31, 2021 for professional services rendered by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$48,351	$46,492
Audit-Related Fees	$0	$0
Tax Fees	$20,198	$19,421
All Other Fees	$0	$0

Audit related fees were billed in connection with the Registrant’s independent auditor’s issuance of their consent related to a registration statement filing for the Registrant’s strategy change and related fiscal year-end change. Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2022 and October 31, 2021, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2022	2021
Registrant	$20,198	$19,421
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	December 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	December 29, 2022